EXHIBIT 31.2

                                CERTIFICATION OF
                           PRINCIPAL FINANCIAL OFFICER
          PURSUANT TO SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

I, Almaymoon Mawji , Principal Financial Officer of Easy CD Yearbook, Inc. ("Easy CD Yearbook"), certify that:

1. I have reviewed this Quarterly Report on Form 10-Q of Easy CD Yearbook for the period ended November 30, 2009;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Easy CD Yearbook as of, and for, the periods presented in this report;

4. As Easy CD Yearbook's certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Easy CD Yearbook and have:

     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Easy CD Yearbook, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     c. Evaluated the effectiveness of Easy CD Yearbook's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     d. Disclosed in this report any change in Easy CD Yearbook's internal control over financial reporting that occurred during Easy CD Yearbook's most recent fiscal quarter (Easy CD Yearbook's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Easy CD Yearbook's internal control over financial reporting; and

5. As Easy CD Yearbook's certifying officer, I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Easy CD Yearbook's auditors and the audit committee of Easy CD Yearbook's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Easy CD Yearbook's ability to record, process, summarize and report financial information; and
     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Easy CD Yearbook's internal control over financial reporting.

                                   EASY CD YEARBOOK, INC.


Date: December 15, 2009            By /s/ Almaymoon Mawji
                                      ------------------------------------------
                                   Name:  Almaymoon Mawji
                                   Title: President, Principal Financial Officer